EXHIBIT 31.1

PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Antony Koblish, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Orthovita, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 16, 2006

/s/ Antony Koblish
Antony Koblish
Chief Executive Officer